UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Fund, Inc.

(Exact name of Registrant as specified in charter)

470 Park Avenue South,

New York, NY 10016

(Address of principal executive offices)

(646) 291-2300

(Registrant’s telephone number, including area code)

Jay Kesslen

Horizon Kinetics, LLC

470 Park Avenue South

New York, NY 10016

(Name and address of agent for service of process)

(646) 291-2300

(Agent’s telephone number, including area code)

Date of fiscal year end: December 31

December 31, 2023

(Date of reporting period)

EXPLANATORY NOTE - "The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2023, originally filed with the Securities and Exchange Commission on March 8, 2024 (Accession Number 0001398344-24-005699), to amend Murray Stahl's title on the FORM N-CSR. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way."

Item 1.	Annual Report to Shareholders

RENN Fund, Inc.

Annual Report

December 31, 2023

RENN Fund, Inc.

TABLE OF CONTENTS
December 31, 2023

Shareholder Letter	1
Performance Summary	3
Consolidated Financial Statements:
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Net Assets	9
Consolidated Financial Highlights	10
Consolidated Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	21
Other Information	22
Directors and Officers	26
Service Providers	28

RENN Fund, Inc.

Shareholder Letter

December 31, 2023 (Unaudited)

Dear Shareholders,

We are pleased to present the Renn Fund Inc. (“Fund”) Annual Report for the twelve-month period ending December 31, 2023. The portfolio’s largest holdings are in companies that we believe provide diversification away from the broader equity market. Equity markets generated strong returns during the year, but this obscures broader fundamental weakness. Earnings for the S&P 500 Index are estimated to be approximately $190/share this year, which equates to an earnings multiple of over 25x. Earnings have grown approximately 37% compared to 2019, while the index has risen nearly 50%. The index growth has outpaced earnings despite short-term interest rates rising from approximately 1.6% at the end of 2019 to 5.3% today. The only possible (fundamental) explanation for this divergence is expectations of higher earnings growth, lower interest rates, or both. It is not unreasonable to expect higher earnings, and lower rates, but, at current prices, it appears that these factors are already sufficiently priced into large capitalization stocks. The current equity market gains are not sustainable, but opportunities are abundant outside of major U.S. indexes.

Several factors have acted as headwinds to returns for the Fund in 2023. Rising interest rates (particularly rising real yields), which support a strong US dollar, acted as headwinds to hard assets and small-cap issuers. However, resilient corporate cash flows, optimism over technological development (notably artificial intelligence) and sustained passive index equity inflows supported large cap companies. The portfolio is deliberately not exposed to these companies, and it was a decidedly more difficult year for most companies outside of this ecosystem.

The top three holdings in the Fund, Apyx Medical Corp., Texas Pacific Land Corp., and Fitlife Brands Inc., had mixed returns for the year. Apyx’s share price was volatile but largely unchanged for the year, Texas Pacific was markedly lower, and Fitlife was materially higher. All of these companies’ results were driven by fundamental results, but also by broader market factors.

On June 14, 2023, Apyx received FDA clearance for a new addition to its family of Renuvion products. The Renuvion Micro Handpiece is indicated for the delivery of radiofrequency energy and/or helium plasma where coagulation/contraction of soft tissue is needed. Commercial launch was initiated during the third quarter of the year. This marks another step forward for Apyx, which had suffered a setback in 2022 when a safety communication was issued by FDA, related to the use of its advanced energy products. That communication was updated in May 2023, and this new approval followed soon thereafter.

After these positive developments, management increased annual revenue and earnings guidance in their Q1 earnings release and they affirmed the new guidance in the Q2 release. Unfortunately, though revenues did recover significantly in the latter half of the year relative to the year-ago period, the increase did not reach the levels expected by the company, leading them to lower guidance in their Q3 release. We believe that, with regulatory hiccups in the past, the company will be able to build its revenue base and approach positive cash flow generation, which will likely drive shares higher.

Texas Pacific’s shares fell along with energy (oil and gas) prices overall, and amid ongoing legal proceedings creating an overhang on the stock price. We believe that following years of under-investment in the energy sector for a variety of reasons, we are facing a growing structural supply constraint. As green energy initiatives are proving inadequate to meet demand and under-supply becomes evident, we believe that energy prices will rise. Texas Pacific has a distinct asset base of mineral and surface land holdings in possibly the most prolific energy field in the western world. We believe that this region of Texas will prove to be a fulcrum in global energy balances for decades to come.

FitLife brands continues to execute on its turnaround strategy focused on higher margin, sustainable growth by acquisition. This included an announcement on February 28th of the completion of its acquisition of Mimi’s Rock Corp, a health supplements and skin care company based in Ontario, Canada. During the second quarter, which was the first full quarter following this acquisition, the company significantly improved revenues and income. In June, the company applied to list its shares on the Nasdaq (instead of over the counter) and it was able to complete the change in listing on September 18, 2023. The company subsequently announced another acquisition, an all-cash purchase of MusclePharm Corporation as part of that company’s bankruptcy proceedings. Fitlife expects the addition of the sports nutrition company to be accretive to existing shareholders.

The balance of the portfolio is allocated to other unique companies that we believe can drive shareholder returns regardless of the macroeconomic backdrop. We continue to hold a sizeable cash and equivalent balance given macroeconomic uncertainty, but remain eager to allocate capital as capital markets conditions permit.

RENN Fund, Inc.

Shareholder Letter (Continued)
December 31, 2023 (Unaudited)

2023 was a challenging year to be sure, but the setup for 2024 and beyond appears promising. As we look ahead, we believe that the Fund is well-positioned to benefit from the changing economic environment. However, markets remain unpredictable, and we cannot predict when conditions might change in our favor. In the interim, we are invested in companies with strong operations and idiosyncratic drivers of returns, which we believe have the potential to perform well over an extended investment horizon, in a variety of economic environments.

RENN Fund, Inc.

Performance Summary

December 31, 2023 (Unaudited)

Comparison of a Hypothetical $10,000 Investment
in the RENN Fund, Inc. and the S&P 500 Index*
For the Period July 1, 2017* through December 31, 2023

Average Annual Total Returns For the periods ended December 31, 2023
	One Year	Five Year	Average Annual Since Inception*
RENN Fund, Inc.	-5.82%	1.11%	4.37%
S&P 500 Index	26.29%	15.69%	12.95%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Horizon Kinetics Asset Management LLC began serving as the Fund’s investment advisory on July 1, 2017. Previous periods during which time the Fund was advised by another investment advisor are not shown.

Fund plot points and total returns are based on net change in NAV, assuming reinvestment of distributions. The Fund’s results as shown are net of fees. The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

The S&P 500 Index is unmanaged and its returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. Investors cannot invest directly in an index.

RENN Fund, Inc.

Consolidated Schedule of Investments

As of December 31, 2023

Shares or Principal Amount	Company	Cost	Value
	MONEY MARKET FUNDS – 34.87%
90,390	Fidelity Government Cash Reserves Portfolio - Institutional Class, 5.02%	$90,390	$90,390
4,734,978	Fidelity Investment Money Market Funds Government Portfolio - Institutional Class, 5.25%	4,734,978	4,734,978

	Total Money Market Funds	4,825,368	4,825,368

	CONVERTIBLE BONDS – 0.00%
	Oil and Gas – 0.00%
1,000,000	PetroHunter Energy Corporation 8.50% Maturity 12/31/2014(1)(2)(5)	540,225	—

	Total Convertible Bonds	540,225	—

	COMMON EQUITIES – 64.00%
	Accomodations – 0.40%
2,400	Civeo Corp.	66,064	54,840

	Aerospace & Defense – 0.04%
20	Boeing Co.(2)	4,267	5,213

	Asset Management – 1.23%
973	Associated Capital Group, Inc. - Class A	40,594	34,746
7,098	Gamco Investors, Inc.	189,620	135,642
		230,214	170,388

	Hospitality – 1.02%
7,300	Carnival Corp.(2)	104,635	135,342
50	Royal Caribbean Ltd.(2)	2,940	6,475
		107,575	141,817

	Metal Mining – 3.81%
580	Franco-Nevada Corp.	83,192	64,270
18,650	Mesabi Trust	513,309	381,766
1,640	Wheaton Precious Metals Corp.	68,954	80,918
		665,455	526,954

	Medicinal Chemicals and Botanical Products – 10.56%
77,228	FitLife Brands, Inc.(2)	9,131,687	1,461,154
	COMMON EQUITIES – 64.00% (Continued)
	Oil and Gas – 25.93%
1,400	Liberty Energy, Inc.	$27,247	$25,396
19,315	Permian Basin Royalty Trust	299,138	269,637
808,445	PetroHunter Energy Corporation(1)(2)(5)	101,056	—
16,300	PrairieSky Royalty Ltd.(4)	206,969	285,382
100	Sabine Royalty Trust	8,002	6,786
1,908	Texas Pacific Land Corp.	1,079,739	3,000,235
		1,722,151	3,587,436

	Other Financial Investment Activities – 0.92%
1	Morgan Group Holding Co.(2)	16	1
33,800	Urbana Corp.(4)	107,402	120,906
1,900	Urbana Corp. Class A	5,864	6,280
		113,282	127,187

	Securities and Commodity Exchanges – 2.17%
400	Bakkt Holdings, Inc.(2)	343	892
685	Cboe Global Markets, Inc.	80,892	122,314
240	Intercontinental Exchange, Inc.	30,806	30,823
14,000	Miami International Holdings, Inc.(1)(2)(3)	105,000	144,199
		217,041	298,228

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities – 1.81%
7,240	Grayscale Bitcoin Trust(2)	278,552	250,649

	Live Sports (Spectator Sports) – 2.02%
5,091	Big League Advance, LLC.(1)(2)(3)	280,000	280,005

	Surgical & Medical Instruments & Apparatus – 11.64%
615,000	Apyx Medical Corp.(2)	1,470,958	1,611,300

	Technology Services – 2.45%
1,048	CACI International, Inc. – Class A. (2)	296,486	339,405

	Total Common Equities	14,583,732	8,854,576

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2023

Shares or Principal Amount	Company	Cost	Value
	OPEN ENDED MUTUAL FUNDS – 0.11%
824	Kinetics Spin-Off and Corporate Restructuring Fund(6)	$13,167	$15,293

	Total Open Ended Mutual Funds	13,167	15,293

	PREFERRED STOCKS – 1.34%
30,966	Diamond Standard, Inc.(1)(2)(3)	185,798	185,798

	Total Preferred Stocks	185,798	185,798

	WARRANTS – 0.05%
	Diamond Standard, Inc., Exercise Price: $9.00,
837	Expiration Date: January 15, 2026(1)(2)(3)	—	4
	Miami International Holdings, Inc., Exercise Price: $7.50,
2,132	Expiration Date: March 31, 2026(1)(2)(3)	—	7,100

	Total Warrants	—	7,104

TOTAL INVESTMENTS – 100.37%		$20,148,290	$13,888,139
LIABILITIES LESS OTHER ASSETS – -0.37%			(50,787)
NET ASSETS — 100.00%			$13,837,352

Shares or Principal Amount	Company	Proceeds	Value
	SECURITIES SOLD SHORT – 0.02%
	EXCHANGE TRADED FUNDS – 0.02%
(164)	Direxion Daily Gold Miners Index Bear 2X Shares ETF	$(2,043)	$(1,671)
(195)	Direxion Daily Junior Gold Miners Index Bear 2X Shares ETF(2)	(1,339)	(1,072)
(5)	ProShares Ultra VIX Short-Term Futures ETF(2)	(1,062)	(42)
(7)	ProShares VIX Short-Term Futures ETF(2)	(304)	(109)

	Total Exchange Traded Funds	(4,748)	(2,894)

	EXCHANGE TRADED NOTES – 0.00%
(13)	iPath Series B S&P VIX Short-Term Futures ETN(2)	(554)	(202)

	Total Exchange Traded Notes	(554)	(202)

	TOTAL SECURITIES SOLD SHORT – 0.02%	$(5,302)	$(3,096)

(1)	See Annual Report Note 5 - Fair Value Measurements.

(2)	Non-Income Producing.

(3)	Big League Advance, LLC., Diamond Standard, Inc. and Miami International Holdings, Inc. are each currently a private company. These securities are illiquid and valued at fair value.

(4)	Foreign security denominated in U.S. Dollars.

(5)	The PetroHunter Energy Corporation (“PetroHunter”) securities are in bankruptcy. The securities are valued at fair value.

(6)	Affiliated security, given that the security is managed by the same Investment Advisor as the Fund.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of December 31, 2023

Security Type/Sector	Percent of Total Net Assets
Money Market Funds	34.87%
Convertible Bonds	0.00%
Common Equities
Accommodations	0.40%
Aerospace & Defense	0.04%
Asset Management	1.23%
Hospitality	1.02%
Metal Mining	3.81%
Medicinal Chemicals and Botanical Products	10.56%
Oil and Gas	25.93%
Other Financial Investment Activities	0.92%
Securities and Commodity Exchanges	2.17%
Securities, Commodity Contracts and Other Financial Investments and Related Activities	1.81%
Live Sports (Spectator Sports)	2.02%
Surgical & Medical Instruments & Apparatus	11.64%
Technology Services	2.45%
Total Common Equities	64.00%
Open Ended Mutual Funds	0.11%
Preferred Stocks	1.34%
Warrants	0.05%
Total Investments	100.37%
Liabilities Less Other Assets	(0.37%)
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Assets and Liabilities

December 31, 2023

ASSETS
Investments in securities, at value:
Unaffiliated investments (cost $20,135,123)	$13,872,846
Affiliated investments (cost $13,167)	15,293
Cash	25,227
Cash held at broker	8,011
Receivables:
Securities sold	31
Dividends and interest receivable	27,821
Prepaid expenses and other assets	4,758
Total assets	13,953,987

LIABILITIES
Securities sold short, at value (proceeds $5,302)	3,096
Payables:
Auditing fees	37,000
Printing and postage	30,761
Fund administration and accounting fees	20,619
Transfer agent fees and expenses	9,097
Legal expense	7,700
Custody fees	5,683
Investment securities purchased	479
Accrued other expenses	2,200
Total liabilities	116,635

NET ASSETS	$13,837,352

Paid-in-capital	33,238,137
Total accumulated deficit	(19,400,785)
NET ASSETS	$13,837,352

Shares outstanding no par value (unlimited shares authorized)	7,015,786

Net asset value, offering and redemption price per share	$1.97

Market Price Per Common Share	$1.71

Market Price (Discount) to Net Asset Value Per Common Share	(13.20)%

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statement of Operations

For the Year Ended December 31, 2023

INVESTMENT INCOME
Income
Dividends from unaffiliated investments (net of withholding tax of $18,187)	$46,379
Dividends from affiliated investments (net of withholding tax of $—)	81
Interest	239,366
Total investment income	285,826

Expenses
Fund accounting and administration fees	88,615
Shareholder reporting fees	57,389
Professional fees	33,000
Transfer agent fees and expenses	31,338
Custody fees	23,976
Stock exchange listing fees	17,500
Miscellaneous expenses	12,162
Insurance fees	11,863
Total expenses	275,843
Net investment income	9,983

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Unaffiliated Investments	(42,237)
Distributions received from affiliated investment companies	1,406
Securities sold short	256
Currency gain (loss)	30
Net realized gain	(40,545)
Net change in unrealized appreciation/depreciation on:
Unaffiliated Investments	(849,597)
Affiliated Investments	(5,513)
Securities sold short	1,098
Foreign currency translations	(18)
Net change in unrealized appreciation/depreciation	(854,030)
Net realized and unrealized loss	(894,575)

Net Decrease in Net Assets from Operations	$(884,592)

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
Net investment income (loss)	$9,983	$(18,442)
Net realized gain (loss) on investments, securities sold short, long term capital gain on mutual fund and foreign currency transactions	(40,545)	1,730
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	(854,030)	(4,215,748)
Net decrease resulting from operations	(884,592)	(4,232,460)

Distributions to Shareholders
From net investment income	(106,408)	(24,864)
Net decrease resulting from distributions	(106,408)	(24,864)

Capital Transactions
Proceeds from shares issued(1)	—	2,106,383
Net increase resulting from capital transactions	—	2,106,383

Total decrease in net assets	(991,000)	(2,150,941)

Net Assets
Beginning of period	14,828,352	16,979,293
End of period	$13,837,352	$14,828,352

Capital Share Activity
Shares issued	—	1,063,830
Net increase in capital shares	—	1,063,830

(1)	Includes $171,162 which represents the market value of securities transferred in kind.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Financial Highlights

For a capital share outstanding throughout each period
	For the Year Ended December 31,
	2023	2022		2021	2020	2019
Net asset value, beginning of period	$2.11	$2.85		$1.99	$2.08	$1.90
Income from Investment Operations:
Net investment loss(1)	0.00 (2)	(0.00	)(2)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.12)	(0.65)		0.91	(0.06)	0.40
Total from investment operations	(0.12)	(0.65)		0.88	(0.09)	0.38

Less Distributions:
From net investment income	(0.02)	0.00	(2)	(0.02)	—	—
Total distributions	(0.02)	0.00		(0.02)	—	—

Capital Share Transactions
Dilutive effect of rights offering	—	(0.09	)(5)	—	—	(0.20	)(3)

Net asset value, end of period	$1.97	$2.11		$2.85	$1.99	$2.08
Per-share market value, end of period	$1.71	$1.81		$2.65	$1.71	$1.64

Total net asset value return(4)	(5.82%)	(25.82%)		44.40%	(4.33%)	9.47%
Total market value return(4)	(4.70%)	(31.62%)		56.40%	4.25%	10.07%

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$13,837	$14,828		$16,979	$11,858	$12,356

Ratio of expenses to average net assets	1.87%	1.55%		1.45%	2.35%	2.03%
Ratio of net investment loss to average net assets	0.07%	(0.12%)		(1.01%)	(1.64%)	(0.98%)

Portfolio turnover rate	3%	2%		14%	1%	1%

(1)	Based on average shares outstanding for the period.

(2)	Rounds to less than 0.005.

(3)	Represents the impact of the Fund’s rights offering of 1,487,989 common shares in February 2019 at a subscription price based on a formula. See Note 11 for more information.

(4)

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s unrounded New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Represents the impact of the Fund’s rights offering of 1,063,830 common shares in January 2022 at a subscription price based on a formula. See Note 11 for more information.

See accompanying Notes to Consolidated Financial Statements.

RENN Fund, Inc.

Consolidated Notes to Financial Statements

As of December 31, 2023

Note 1 – Organization

RENN Fund, Inc. (the “Fund”), is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide shareholders with above-market rates of return through capital appreciation and income by a long-term, value oriented investment process that invests in a wide variety of financial instruments, including but not limited to, common stocks, fixed income securities including convertible and non-convertible debt securities or loans, distressed debt, warrants and preferred stock, exchange traded funds and exchange traded notes, and other instruments. In addition, the Fund may sell short stocks, exchange traded funds and exchange traded notes.

Horizon Kinetics Asset Management LLC (“Horizon” or the “Investment Advisor”), a registered investment adviser and wholly owned subsidiary of Horizon Kinetics LLC (“Horizon Kinetics”), serves as the Fund’s investment manager and is responsible for the Fund’s investment portfolio, subject to the supervision of the Board of Directors. Horizon has served as the Fund’s investment advisor since July 1, 2017.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(a) Consolidation of Subsidiary

On December 5, 2017, The Renn Fund, Inc. (Cayman) (the “Subsidiary”) was organized as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by Horizon and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. As of December 31, 2023 total assets of the Fund were $13,953,987, of which $824,428, or approximately 5.91%, represented the Fund’s ownership of the Subsidiary.

The Fund can invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked, bitcoin, and other cryptocurrency linked instruments consistent with the Fund’s investment objectives and policies. By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However the Fund wholly owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and net capital gains will be included each year in the Fund’s investment company taxable income.

(b) Valuation of Investments

All investments are stated at their estimated fair value, as described in Note 5.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2023

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Fund follows the provisions of Accounting Standards Codification ASC 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), which requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2018 through 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities may be segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2023

(g) Short-Term Investments

The Fund invested a significant amount (34.21% of its net assets as of December 31, 2023) in the Fidelity Investment Money Market Government Portfolio Fund (“FIGXX”). FIGXX normally invests at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. FIGXX invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments. An investment in FIGXX is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although FIGXX seeks to preserve the value of investment at $1.00 per share, it is possible to lose money by investing in FIGXX.

FIGXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per the March 31, 2023 annual report of Fidelity Investment Money Market Government Portfolio Fund was 0.18%.

Note 3 – Principal Investment Risks

Investing in common stocks and other equity or equity-related securities has inherent risks that could cause you to lose money. Some of the principal risks of investing in the Fund are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Fund and your investment. These are not the only risks associated with an investment in the Fund. Rather, the risks discussed below are certain of the significant risks associated with the investment strategy employed by the Fund. The below does not discuss numerous other risks associated with an investment in the Fund, including risks associated with investments in non-diversified, closed-end registered investment funds generally, other business, operating and tax risks associated with an investment in the Fund, and economic and other risks affecting investment markets generally, all of which are beyond the scope of this discussion.

Liquidity Risks: The Investment Advisor may not be able to sell portfolio securities at an optimal time or price. For example, if the Fund is required or the advisor deems it advisable to liquidate all or a portion of a portfolio security quickly, it may realize significantly less than the value at which the investment was previously recorded.

Private Issuer Risks: In addition to the risks associated with small public companies, limited or no public information may exist about private companies, and the Fund will rely on the ability of our Investment Advisor to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Advisor is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision and may lose money on the investment.

Interest Rate Risk: When interest rates increase, any fixed-income securities held by the Fund may decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons could be swift and significant.

Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Advisor may engage in speculative transactions which involve substantial risk and leverage. The use of leverage by the Investment Advisor may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Distressed Debt Risks: An investment in distressed debt involves considerable risks, including a higher risk of nonpayment by the debtor. The Fund may incur significant expenses seeking recovery upon default or attempting to negotiate new terms. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize the debt held by the Fund and subordinate all or a portion of the Fund’s claim to claims of other creditors, even, in some cases, if the investment is structured as senior secured debt. The bankruptcy process has a number of significant inherent risks, including substantial delays and the risk of loss of all or a substantial portion of the Fund’s investment in the bankrupt entity.

Bitcoin Risk: The value of the Fund’s investment in the Grayscale Bitcoin Trust is subject directly to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Grayscale Bitcoin Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2023

that could adversely affect the Fund’s direct investment in the Grayscale Bitcoin Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s direct or indirect investment in the Grayscale Bitcoin Trust. Shares of the Grayscale Bitcoin Trust may trade at a premium or discount to the net asset value of the Grayscale Bitcoin Trust.

Short-Selling Risk: The Fund can sell securities short to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur interest or other expenses in selling securities short and such expenses are investment expenses of the Fund.

Investments in Leveraged/Inverse ETFs and ETNs: The Fund may invest long or short in leveraged/inverse ETFs and ETNs. Leveraged/inverse ETFs and ETNs are designed for investors who seek leveraged long or leveraged inverse exposure, as applicable, to the daily performance of an index. These instruments do not guarantee any return of principal and do not pay any interest during their term. In general, investors will be entitled to receive a cash payment, upon early redemption or upon acceleration, as applicable, that will be linked to the performance of an underlying index, plus a daily accrual and less a daily investor fee. Investors should be willing to forgo interest payments and, if the index on which the ETF or ETN is based declines or increases, as applicable, be willing to lose up to 100% of their investment. In many instances a leveraged or inverse ETF or ETN will seek to provide an investor with a corresponding multiple of the index it tracks (e.g., a three times leveraged long ETF that tracks the S&P 500 Index seeks to provide investors with three times the positive rate of return of the S&P 500 Index on a daily basis). Such ETFs and ETNs are very sensitive to changes in the level of their corresponding index, and returns may be negatively impacted in complex ways by the volatility of the corresponding index on a daily or intraday basis.

Note 4 – Investment Advisory Agreement

The Fund entered in to an Investment Advisor Agreement (the “Agreement”) with Horizon. Under the Agreement, Horizon is not paid an advisory fee on net assets less than $25 million and thereafter will charge a management fee of 1.0% on net assets above $25 million. Horizon performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.

Note 5 - Fair Value Measurements

Investments are carried at fair value, as determined in good faith by Horizon, the Fund’s Board of Directors’ valuation designee. The fair values reported are subject to various risk including changes in the equity markets, general economic conditions, and the financial performance of the companies. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the fair value of investment securities, it is possible that the amounts reported in the accompanying financial statements could change materially in the near term.

The Fund generally invests in common securities, preferred securities, convertible and nonconvertible debt securities, and warrants. These securities may be unregistered and thinly-to-moderately traded. Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2023

On a daily basis, as is necessary, Horizon prepares a valuation to determine fair value of the investments of the Fund. The valuation principles are described below.

Unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation. Thinly traded unrestricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price on the date of valuation, less a marketability discount as determined appropriate by the Fund Managers and approved by the Board of Directors.

Restricted common stock of companies listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

The unlisted preferred stock of companies with common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral. Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, such as the NYSE or NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option). An out-of-the money warrant or option has no value; thus the Fund assigns no value to it.

Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e., a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Advisor will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs).

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets
Convertible Bonds	$—	$—	$—	$—
Common Equities	8,430,372	—	424,204	8,854,576
Money Market Funds	4,825,368	—	—	4,825,368
Open Ended Mutual Funds	15,293	—	—	15,293
Preferred Stocks	—	—	185,798	185,798
Warrants	—	—	7,104	7,104
Total Investments	$13,271,033	$—	$617,106	$13,888,139

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2023

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Exchange Traded Funds	$2,894	$—	$—	$2,894
Exchange Traded Notes	202	—	—	202
Total Liabilities	$3,096	$—	$—	$3,096

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Value
Beginning balance December 31, 2022	$580,379
Transfers into Level 3 during the period	—
Change in unrealized appreciation/(depreciation)	35,623
Total realized gain/(loss)	—
Purchases	—
Sales	—
Return of capital distributions	1,104
Transfers out of Level 3 during the period	—
Ending balance December 31, 2023	$617,106

Investments in portfolio companies are being classified as Level 3. At December 31, 2023, Petrohunter Energy Corporation was valued at $0 due to bankruptcy proceedings and thus qualifies as a Level 3 security. As part of the bankruptcy proceedings, the Fund received a payment of $1,104 during the year ended December 31, 2023, which was treated as a return of capital. Also at December 31, 2023, Big League Advance, LLC., Diamond Standard, Inc., and Miami International Holdings, Inc. were private companies and shares and/or warrants are illiquid, thus qualifying as Level 3 securities. The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for these investments classified as Level 3 as of December 31, 2023:

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Unobservable Input*	Input Range	Valuation Weighted Average of Input	Value at 12/31/23	Impact to Valuation from an Increase in Input**
Petrohunter Energy Corporation
Convertible Bond	Asset Approach	Bankruptcy Recovery	$0.00	$0.00	$0	Increase
Common Stock	Asset Approach	Bankruptcy Recovery	$0.00	$0.00	$0	Increase
Big League Advance, LLC.
Common Stock	Asset Approach	Precedent Transaction	$55.00	$55.00	$280,005	Increase
Diamond Standard, Inc.
Preferred Stock	Cost Approach	Precedent Transaction	$6.00	$6.00	$185,798	Increase
Warrant	Black Scholes Method	Volatility	10%	10%	$4	Increase

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2023

Quantitative Information about Level 3 Fair Value Measurements
Portfolio Investment Company	Valuation Technique	Unobservable Input*	Input Range	Valuation Weighted Average of Input	Value at 12/31/23	Impact to Valuation from an Increase in Input**
Miami International Holdings, Inc.
Common Stock	Discounted Cash Flow	Volatility	18.8%	N/A	$144,200	Increase
	Option Pricing Model	Discount for Lack of Marketability	12.5%
		Weighted Average Cost of Capital	14.3%
		Years to Maturity	6.5
		Risk-Free Rate	4.8%
Warrant	Discounted Cash Flow	Volatility	18.8%	N/A	$7,100	Increase
	Option Pricing Model	Discount for Lack of Marketability	12.5%
		Weighted Average Cost of Capital	14.3%
		Years to Maturity	6.5
		Risk-Free Rate	4.8%

*

The Investment Advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

**

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year unless circumstances dictate otherwise.

Note 6 - Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities, or any investment which is advised or sponsored by the advisor. In this instance, affiliation is based on the fact that the Kinetics Spin-off and Corporate Restructuring Fund is advised by Horizon, the same Investment Advisor to the Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2023

outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of June 30, 2023 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

							Dividends and Distributions
Name of Issuer and Title of Issue	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value End of Period	Capital Gains	Income
Kinetics Spin-off and Corporate
Restructuring Fund	$20,806	$—	$—	$—	$(5,513)	$15,293	$1,406	$81
Total	$20,806	$—	$—	$—	$(5,513)	$15,293	$1,406	$81

Name of Issuer and Title of Issue	Shares Beginning of Period	Purchases	Sales Proceeds	Stock Split	Shares End of Period
Kinetics Spin-off and Corporate
Restructuring Fund	824	—	—	—	824
Total	824	—	—	—	824

Note 7 – Federal Income Tax Information

At December 31, 2023, gross unrealized appreciation and depreciation on investments and securities sold short, based on cost for federal income tax purposes, were as follows:

Cost of investments	$20,024,907
Gross unrealized appreciation	$3,017,990
Gross unrealized depreciation	(9,157,854)
Net unrealized depreciation	$(6,139,864)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in grantor trusts and passive foreign investment companies (PFICs).

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, permanent differences in book and tax accounting have been reclassified to paid-in capital and distributable earnings/(deficit) as follows:

Increase (Decrease)
Paid-in Capital	Distributable Earnings/(Deficit)
$(14,475)	$14,475

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2023

As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(13,260,914)
Net unrealized depreciation on investments	(6,139,864)
Net unrealized appreciation on foreign currency translations	(7)
Total accumulated deficit	$(19,400,785)

As of December 31, 2023, the Fund had accumulated capital loss carryforwards as follows:

Not subject to expiration:
Short-term	$136,084
Long-term	13,124,830
$13,260,914

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the tax years ended December 31, 2023 and 2022 were as follows:

Distributions paid from:	2023	2022
Ordinary income	$106,408	$24,864
Net long-term capital gains	—	—
Total distributions paid	$106,408	$24,864

Note 8 – Investment Transactions

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were $327,999 and $264,340, respectively. There were no securities sold short or securities covered for the same period.

Note 9 - Borrowings

The Fund has entered into a margin agreement with Fidelity Brokerage Services, LLC, which allows the Fund to borrow money. The margin agreement is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain asset coverage in relation to any borrowed amount.

The Fund did not utilize the Fidelity Brokerage Services LLC margin account during the year ended December 31, 2023. At December 31, 2023 the Fund had no outstanding borrowings under the margin account.

Note 10 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

RENN Fund, Inc.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)
As of December 31, 2023

Note 11 – Capital Share Transactions

On January 21, 2022, the Fund issued 1,063,830 common shares in connection with a rights offering. Stockholders of record December 10, 2021 were issued non-transferable rights for every share owned on that date. The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration date. The final subscription price was $1.98 per share, which resulted in proceeds to the Fund of $2,106,383, which included securities transferred in kind with a market value of $171,162. Horizon paid all expenses relating to the offering.

On February 14, 2019, the Fund issued 1,487,989 new common shares in connection with a rights offering. Stockholders of record date December 28, 2018 were issued non-transferable rights for every share owned on that date. The rights entitled the stockholders to purchase one new common share for every three rights held, not including additional subscription privileges.

The subscription price was equal to lesser of (i) 105% of average closing NAV per share over the three days of trading leading up to and including the expiration of the expiration Date and (ii) 90% of the average closing market price per share over the three days of trading leading up to and including the expiration Date. The final subscription price was $1.47 per share, which resulted in proceeds to the Fund of $2,187,343. Horizon paid all expenses relating to the offering.

Note 12 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

RENN Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of RENN Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of RENN Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2017.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian brokers, and private companies. When replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 29, 2024

RENN Fund, Inc.

Other Information

December 31, 2023 (Unaudited)

Qualified Dividend Income

For the year ended December 31, 2023, 38.42% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended December 31, 2023, 33.92% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. A copy of each such Form N-PORT is available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request by calling collect (646) 495-7330. You may also obtain the description on the Fund’s website at www.horizonkinetics.com

Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30. It is filed with the SEC on Form N-PX and is available by calling collect (646) 495-7330 and on the SEC’s website at www.sec.gov.

Matters Submitted for Shareholder Votes

During the six-month period covered by this report, issues were presented to the shareholders for their vote at a Meeting of Shareholders on September 14, 2023.

The record date for determination of shareholders entitled to vote was July 14, 2023. As of the record date, there were outstanding 7,015,786 shares of the Fund’s Common Stock, constituting all of the outstanding voting securities of the Fund. Each such share was entitled to one vote. At the Meeting, the holders of 5,292,516 shares, or 75.44%, of the Fund’s Common Stock were represented in person or by proxy, constituting a quorum.

For all Proposals, percentages shown are based on the number of the outstanding voting securities of the Fund. The issues presented and the results of the voting thereon are as follows:

RENN Fund, Inc.

other information (Continued)
December 31, 2023 (Unaudited)

Proposal One - At the Annual Meeting, a vote by ballot was taken to elect Eric Sites as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Eric Sites

Votes For
4,160,080 (78.60%)

Votes
Against
401,662 (5.73%)

Votes
Abstaining
5,841 (0.083%)

Broker
Non-Votes
724,933

Proposal Two - At the Annual Meeting, a vote by ballot was taken to elect Alice Brennan as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until her successor is elected and qualified. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted in the election of the director and do hereby declare and certify that votes cast in the election of the director were as follows:

Nominee: Alice Brennan

Votes For
4,695,743 (84.56%)

Votes
Against
315,234 (4.49%)

Votes
Abstaining
1,808 (0.026%)

Broker
Non-Votes
724,932

Proposal Three - At the Annual Meeting, a vote by ballot was taken to vote on a proposal to declassify the Board of Directors. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted with respect to the proposal and do hereby declare and certify that the votes cast for the proposal to declassify the Board of Directors were as follows:

Votes For
1,825,950 (34.50%)

Votes
Against
27,531 (0.39%)

RENN Fund, Inc.

other information (Continued)
December 31, 2023 (Unaudited)

Votes
Abstaining
4,030 (0.057%)

Broker
Non-Votes
3,435,005

Proposal Four - At the Annual Meeting, a vote by ballot was taken for the ratification of the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2023. The Inspector of Elections conducted the voting and counted and determined the number of shares of Common Stock voted with respect to the proposal and do hereby declare and certify that the votes cast for the ratification of the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ended December 31, 2023 were as follows:

Votes For
5,275,554 (99.68%)

Votes
Against
13,975 (0.20%)

Votes
Abstaining
2,987 (0.043%)

Broker
Non-Votes
0

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis. Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested. You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, Equiniti Trust Company, LLC (“EQ”), You may terminate participation by notifying the Plan Agent in writing. If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately. Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, Equiniti Trust Company, LLC (“EQ”), whose telephone number is (718) 921-8200 extension 6412 and whose address is 48 Wall Street, Floor 23, New York, NY 10005.

Consideration of the Investment Advisory Agreement

At a meeting of the Board of Directors held on June 8, 2023, the Directors, by a unanimous vote (including a separate vote of those Directors who are not “interested persons” (as the term is defined in the 1940 Act), approved the Investment Advisory Agreement (“Advisory Agreement”) for the Renn Fund, Inc.

In approving the Advisory Agreement, the Fund’s Board of Directors reviewed certain materials furnished by Horizon Kinetics Asset Management LLC (“Horizon Kinetics”), which included information on Horizon Kinetics’ investment approach, including the strategy for the Fund. In approving the Advisory Agreement, the Board of Directors considered a number of factors, including those described below. In light of the broad scope of factors and information considered, the Directors did not find it practicable to quantify or assign relative weights to the specific factors. The approval determinations were made on the basis of each Director’s business judgment after

RENN Fund, Inc.

other information (Continued)
December 31, 2023 (Unaudited)

consideration of all the factors taken as a whole, although individual directors may have given different weights to certain factors and assigned various degrees of materiality to factors considered. Among other things, the Board considered the following matters and reached the following conclusions:

Nature, Extent and Quality of Investment Advisory Services. The Board, including the independent Directors, considered the nature, extent and quality of investment advisory services to be provided by Horizon Kinetics to the Fund. The Board reviewed the personnel and resources of Horizon Kinetics, including the education and experience of its investment professionals, and concluded that the services to be provided by Horizon Kinetics are appropriate and that the Fund is likely to benefit from the same.

Investment Performance. The Board reviewed the historical performance of the Fund and compared such prior performance with the performance of comparable advisers and investment companies. Although Horizon Kinetics does not currently manage any investment funds similar in size and scope to the Fund, the Board concluded that the favorable performance of Horizon Kinetics demonstrated by such comparisons was an important factor in their evaluation of the quality of services expected to be provided by Horizon Kinetics under the Advisory Agreement.

Costs of the Services Provided to the Fund. The Board considered comparative data from publicly available information with respect to services rendered and the advisory fees paid to investment advisors of other investment companies with similar investment objectives. The Board also considered the Fund’s operating expenses and expense ratio compared to such other companies, as well as how those might change as a result of the Advisory Agreement. Based on its review, the Board concluded that the fee structure under the Advisory Agreement was extremely favorable for shareholders given that the Fund does not pay any management fee on net assets less than $25 million. As of December 31, 2023, the Fund’s net assets were approximately $13.8 million. The Board also considered whether any indirect benefits would be expected to be realized by Horizon Kinetics from its relationship with the Fund. Although the terms of the proposed Investment Advisory Agreement contemplate that Horizon Kinetics may enter into “soft dollar” arrangements with non-affiliate brokers or dealers, as is typical in the industry, Horizon Kinetics has informed the Board that its current policies do not permit Horizon Kinetics to enter into such arrangements.

Profitability of the Investment Adviser. The Board reviewed the financial condition of Horizon Kinetics, which it determined to be sound, and the expected profitability of Horizon Kinetics as the Fund’s investment adviser, and concluded that the lack of management fees payable to Horizon Kinetics currently and the management fees that would be payable to Horizon Kinetics if assets were to increase above $25 million were reasonable taking into account the fees charged by other advisers for managing comparable investment companies.

Conflicts of Interest. The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel that will be assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; and the substance and administration of Horizon Kinetics’ Code of Ethics. The Board concluded that Horizon Kinetics’ standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory and reasonable in light of its business.

Based on the information provided to the Board and its evaluation thereof, the Board, including a majority of independent directors, voted to approve the Advisory Agreement.

RENN Fund, Inc.

Directors and Officers

December 31, 2023 (Unaudited)

Interested Directors and Officers:
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Position(s) Held with the Fund, Principal Occupation(s) Current Portfolios in Fund During Past 5 Years, and Other Directorships
Murray Stahl 470 Park Avenue South, New York, New York 10016 Age: 70	Class Three Director of the Fund, President, Chief Executive Officer, Chairman of the Board	Since July 2017.

Chairman, Chief Executive Officer and Chief Investment Strategist of Horizon Kinetics LLC (including Horizon Asset Management LLC, a registered Investment adviser) (Principal occupation)

Other Directorships:

Director, MSRH, LLC (2013-Present); Chairman, the FRMO Corp. (OTC Pink: FRMO) (2001 – Present); Director, Kinetics Mutual Funds, Inc. (2000 – Present); Director, Bermuda Stock Exchange (2014 – Present); Director, Texas Pacific Land Corp.(2) (2021 – Present); Chairman, Minneapolis Grain Exchange (2013-Present);

Russell Cleveland[1] 16660 Dallas Parkway, Suite 2600, Dallas, TX 75248 Age: 85	Class Three Director of the Fund	Since 1994

Director of AnchorFree, Inc. (2012 – 2018); Director of iSatori, Inc., formerly a Portfolio company (Nutraceutical Preparations) (2003 – 2015); Director of Cover-All Technologies, Inc., a non- portfolio public company (Insurance Software Licensing and Maintenance)(2003 – 2015); Director of Access Plans, Inc. (Direct Mail and Advertising) (2008-2009); Director of BPO Management Services, Inc. (Business Process Outsourcing) (2006-2011);

Director of CaminoSoft (Systems Software) (2004-2011)

Director, RENN Universal Growth Investment Trust, PLC (1994-2015).

Eric Sites 470 Park Avenue South, New York, New York 10016 Age: 45	Class One Director of the Fund	Since July 2017

Portfolio Manager, Horizon Kinetics LLC (including Horizon Kinetics Asset Management LLC, a registered Investment adviser) (Principal occupation) (2011-Present); Director, Bermuda Stock Exchange (2016-Present); Director, IL&FS Securities Services Ltd (2021-Present); Director, Canadian Securities Exchange (2020-Present): Director, Consensus Mining and Seigniorage Corp, (Cryptocurrency Mining)(2022-Present).

Independent Directors
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
Alice C. Brennan 470 Park Avenue South, New York, New York 10016 Age: 71	Class One Director of the Fund	Since July 2017

Independent Consultant (legal and compliance risk oversight)(2014-Present); Senior Advisor, Advaita Capital (2021- Present); Greenback Renewal Energy Company II (Sustainable Infrastructure Company (2022-Present); Director, the FRMO Corp. (OTC Pink: FRMO) (2021-Present); Associate General Counsel, Chief Compliance Officer & Chief Trademark and Copyright Counsel, Verizon Wireless (2000-2014).

RENN Fund, Inc.

DIRECTORS AND OFFICERS (Continued)
December 31, 2023 (Unaudited)

Douglas Cohen, CPA 470 Park Avenue South, New York, New York 10016 Age: 62	Class Two Director of the Fund	Since December 2022

Chief Financial Officer, Sunrise Credit Services, Inc. (2005-2021); Accounting Manager, Wagner & Zwerman, LLP (1997-2005); Senior Accountant, Leon D. Alpern & Company (1985-1997); Independent Director, Kinetics Mutual Funds.

Other Officers
Name, Age and Address	Positions Held	Term of Office(1) and Length of Service	Principal Occupation(s) During Past 5 Years
Jay Kesslen 470 Park Avenue South, New York, New York 10016 Age: 51	Vice-President, Chief Compliance Officer	Since July 2017

General Counsel, Horizon Kinetics LLC (including Horizon Asset Management LLC, a registered Investment adviser) (Principal occupation) (2011-Present); Chief Compliance Officer, Horizon Kinetics LLC (2015-2016); Vice-President and General Counsel, Consensus Mining and Seigniorage Corporation (Cryptocurrency Mining)(2022-Present).

General Counsel, the FRMO Corp. (OTC Pink: FRMO) (2014 – Present).

Alun Williams 470 Park Avenue South, New York, New York 10016 Age: 52	Treasurer	Since February 2021

Chief Operating Officer, Horizon Kinetics LLC (including Horizon Asset Management LLC, a registered Investment adviser) (since 2021), Director of Trading and Operations (2011-2021); Director, Consensus Mining and Seigniorage Corporation (Cryptocurrency Mining)(2021-Present).

Russell Grimaldi 470 Park Avenue South, New York, New York 10016 Age: 43	Secretary	Since July 2017

Chief Compliance Officer, Horizon Kinetics LLC (including Horizon Asset Management LLC, a registered Investment adviser ) (Principal occupation) (2011-Present); Associate General Counsel, Horizon Kinetics LLC (2011-Present); Secretary, Consensus Mining and Seigniorage Corporation (Cryptocurrency Mining)(2021-Present).

(1)

Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a Director and limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

(2)

Murray Stahl is a member of the Board of Directors (the “Board”) of Texas Pacific Land Corporation (“TPL”), a holding in certain client accounts and funds, including the Renn Fund, Inc. (“Renn”), which is managed by Horizon Kinetics Asset Management LLC (“HKAM”). Officers, directors and employees of HKAM may also hold substantial amounts of TPL, both directly and indirectly, in their personal accounts. HKAM seeks to address potential conflicts of interest through the adoption of various policies and procedures, which include both electronic and physical safeguards. All personal and proprietary trading is also subject to HKAM’s Code of Ethics and is monitored by the firm’s Legal and Compliance Department. As a result of Murray Stahl being on the Board of TPL, he does not have any trading authority over shares of TPL. All trading decisions for TPL in Murray Stahl’s personal accounts and in client accounts and funds where he remains a portfolio manager has been delegated to another portfolio manager.

RENN Fund, Inc.

Service Providers

December 31, 2023 (Unaudited)

Corporate Offices

RENN Fund, Inc.
c/o Horizon Kinetics Asset Management LLC — 8th Floor South
470 Park Avenue South
New York, NY 10016
Phone: (646) 291-2300
Fax: (646) 403-3597
Website: https://horizonkinetics.com/products/closed-end-funds/renn/

Registrar and Transfer Agent

Equiniti Trust Company, LLC (“EQ”)
48 Wall Street, Floor 23
New York, NY 10005
Phone: (877) 749-4980 extension 6412

Fund Administrator

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102
Phone: (215) 979-8800

This page intentionally left blank.

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of directors has determined that Mr. Douglas Cohen is qualified to serve as the audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended December 31, 2023. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP for the year ended December 31, 2023 and for the year ended December 31, 2022.

	2023	2022
Fee Category	Fees	Fees
Audit Fee	$29,000	$29,000
Audit-Related Fees	$-	$-
Tax Fees	$4,000	$4,000
Total Fees	$33,000	$33,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP for the year ended December 31, 2023 and for the year ended December 31, 2022, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

The Registrant has an Audit Committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Registrant’s Audit Committee are Douglas Cohen and Alice C. Brennan.

Item 6. Schedule of Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	INTRODUCTION AND OVERVIEW

Horizon Kinetics LLC (“HK”), on behalf of Horizon Kinetics Asset Management LLC (“Horizon”), (Horizon will be referred to as the “Adviser”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Horizon is the investment adviser to retail and institutional separate accounts, various private funds, and a registered investment company, Kinetics Mutual Funds, Inc., which invests all of its investable assets in a corresponding portfolio series of the Kinetics Portfolio Trust (collectively the investment products managed by the Adviser, referred to herein as the “Clients”). Horizon is also sub-adviser to certain UCITs products, a closed-end fund and acts as sub-adviser to registered investment companies.

Pursuant to these Policies and Procedures, the Adviser shall vote proxies (a) on behalf of Kinetics Portfolios Trust (b) the RENN Fund, Inc. and (c) on behalf of their other Clients, for whom the Adviser has been given and agreed to accept voting authority. The fundamental guideline followed by the Adviser in voting proxies is to ensure that the manner in which shares are voted is in the best interests of their Clients and the values of the investments.

II.	ADMINISTRATION

Proxy Voting Administration Through the Institutional Shareholder Services System: The Adviser has delegated responsibility for the administration of proxy voting to Institutional Shareholder Services Inc. (“ISS”), a Delaware corporation.

Responsibilities of ISS:

a.	process all proxies received in connection with underlying portfolio securities held by the Adviser’s Clients;

b.	apply ISS’ proxy voting procedures (hereinafter, the “ISS Proxy Voting Guidelines”), which the Adviser has reviewed, analyzed, and determined to be consistent with the views of the Adviser on the various types of proxy proposals1; and

c.	maintain appropriate records of proxy voting that are easily-accessible by appropriate authorized persons of ISS.

[1]	In cases where ISS cannot provide a recommendation, they will notify the Adviser, or otherwise will vote “No.”

Responsibilities of the Adviser:

The Adviser’s Policies and Procedures incorporate the ISS Proxy Voting Guidelines, to the extent appropriate. A copy of the current ISS Proxy Voting Guidelines Summary is attached hereto at Appendix A and is incorporated herein by reference.

The Adviser, as appropriate, authorize and instruct each Client’s custodian to forward all proxy statements and ballots directly to ISS, who votes the proxies. The Adviser reviews and updates ISS’ Client list on a periodic basis.

When the ISS Proxy Voting Guidelines do not cover a specific proxy issue, and ISS does not provide a recommendation, ISS notifies the Adviser’s Proxy Administrator and the Legal and Compliance Department. The Proxy Administrator will review the proxy with the Chief Compliance Officer (“CCO”), General Counsel (“GS”) or Chief Investment Strategist (“CIS”), or their delegate(s), to determine whether the Adviser should vote the proxy. In determining whether to vote a particular proxy, the Adviser will consider a variety of factors, including, but not limited to, the costs associated with voting, whether the proxy is in a foreign market and the feasibility of registering in that market, and the potential benefit derived from the vote. If the Adviser determines to vote the proxy, the Proxy Administrator will instruct ISS accordingly.

In evaluating how to vote a proxy, the CCO, GC, CIS, or their delegate(s) may consider a variety of factors, including, but not limited to, information from various sources, including management of a company presenting a proposal, shareholder groups, and independent proxy research services. The CCO, GC, CIS, or their delegate(s) will use his or her best judgment in voting proxies on behalf of Clients.

Proxy Administrator. The Adviser designates the General Counsel, or his designee(s) as its Proxy Administrator (“Proxy Administrator”). In addition to the duties described above, the Proxy Administrator also reviews questions and responds to inquiries from Clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

Monitoring the ISS Proxy Voting Guidelines. Periodically, on request, the Adviser will require ISS to provide a report and/or representation that all proxies voted by ISS on behalf of the Adviser’s Clients during the applicable period were voted in accordance with the ISS Proxy Voting Guidelines.

The CCO, GC or CIS of the Adviser and the Proxy Administrator shall review the ISS Proxy Voting Guidelines on a yearly basis to determine whether these guidelines continue to be consistent with the Adviser’s views on the various types of proposals covered by the ISS Proxy Voting Guidelines. The CCO, GC or CIS will also review any material changes made by ISS to the ISS Proxy Voting Guidelines.

When reviewing the ISS Proxy Voting Guidelines, the Adviser will consider, among other things, whether the Guidelines are designed to vote proxies in a manner consistent with the goal of voting in the best interest of its Clients. The Adviser also shall review the Adviser’s Proxy Policies and Procedures and the ISS Proxy Voting Guidelines to make certain that both comply with any new rules promulgated by, or interpretations issued by, the SEC or other relevant regulatory policies.

Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre- determined proxy voting guidelines, which the Adviser believes is in the best interests of their clients. The adherence to pre-determined proxy voting guidelines by the Adviser and ISS helps reduce conflicts of interests and helps ensure that proxy votes are cast in accordance with the best interests of the Adviser’s Clients.

Nevertheless, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of the Adviser, the proxy will be voted strictly in conformity with the recommendation of ISS.

To the extent ISS has a conflict of interest as it relates to the recommendation of a proxy proposal, the Adviser has established measures reasonably designed to identify and address ISS’ conflicts of interest. The Adviser has contractually agreed with ISS such that ISS is required to immediately notify the Adviser if ISS believes there exists a conflict with its obligation to issue proxy proposal recommendations. Such notice shall contain a disclosure which shall enable the Adviser to (a) understand the relationship or interest and the steps taken by ISS to mitigate the conflict, and (b) make an assessment of the reliability or objectivity of the recommendation. The Adviser shall also periodically review the ISS report detailing the reasoning behind particular proposal recommendations and in instances where the Adviser determines the reasoning is biased or otherwise inconsistent with ISS’ obligations, the Adviser shall review and vote such proxy proposals without regard to ISS’ recommendation. Moreover, the Adviser shall conduct periodic due diligence on ISS, with a goal of identifying any material relationships with publicly traded companies that may create potential conflicts of interest in the future. The Adviser will memorialize instances where they were conflicted and instances where the Adviser or ISS determine that ISS is conflicted.

To monitor compliance with these procedures, any proposed or actual deviation from a recommendation of ISS must be reported to the CCO, GC or CIS of the Adviser. The CCO, GC or CIS of the Adviser would then provide guidance concerning the proposed deviation and whether this deviation presents any potential conflict of interest.

In the case of Kinetics Portfolios Trust, the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by a Portfolio to the Board of Trustees of Kinetics Portfolios Trust at the next formal meeting of the Portfolio’s Board of Trustees.

In the case of the RENN Fund, Inc., the Adviser shall report each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by the fund to the Board of Directors of the RENN Fund, Inc. at the next formal meeting of the fund’s Board of Directors.

In the case of accounts and funds other than Kinetics Portfolios Trust and the RENN Fund, Inc., the Adviser: (i) shall maintain an appropriate record of each deviation from an ISS recommendation regarding a proxy received in connection with underlying portfolio securities held by an Other Client.

As a matter of policy, the employees of the Adviser who manages proxy voting through ISS shall not be influenced by outside sources.

III.	REPORTING AND RECORD RETENTION

The Adviser or ISS will maintain the following records relating to proxy votes cast under these Proxy Policies and Procedures.

I.	A copy of these Proxy Policies and Procedures.

II.	A copy of the ISS Proxy Voting Guidelines.

III.	A copy of proxy statements received regarding underlying portfolio securities held by Clients (received through ISS, with either hard copies held by ISS or electronic filings from the SEC’s EDGAR system).

IV.	Records of each vote cast on behalf of Clients including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether the Adviser casts its vote on the matter; (viii) how the Adviser casts their votes (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether the Adviser casts their votes for or against management.

IV.	A copy of any document created by the CCO or Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a Client or that memorialized the basis for the decision.

V.	A copy of each written Client request for proxy voting information and a copy of any written response by the Adviser.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

The most recent copy of the Proxy Policies and Procedures are available on HK’s website at www.horizonkinetics.com, as well as www.kineticsfunds.com. Questions related to the Advisers’ Proxy Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

Horizon Kinetics LLC Attn:
Proxy Administrator

470 Park Avenue South

New York, NY 10016

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Murray Stahl serves as the Chairman of the Board, President, Chief Executive Officer, and a Class Three Director of the Fund since 2019.

Mr. Stahl is the co-founder and Chief Investment Strategist for Horizon Kinetics Asset Management LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics LLC. He is compensated by an annual salary and distributions as an owner of Horizon Kinetics LLC. The Fund does not have an incentive fee arrangement. In addition to the Fund and as of December 31, 2023, Mr. Stahl, through Horizon, is responsible for the oversight and management of 10 other registered investment companies with assets of $1.67 billion, 15 other pooled investment vehicles with assets of $991 million and 18 non-pooled accounts in which an advisory fee is based on performance with assets of $5.78 million, and 700 other accounts with assets of $1.72 billion. Mr. Stahl’s value of his ownership in the Fund was between $500,000 and $1,000,000 at December 31, 2023.

Steven Bregman serves as Co-Portfolio Manager of the Fund since 2021.

Mr. Bregman is the President and co-founder of Horizon Kinetics Asset Management LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics LLC. He is compensated by an annual salary and distributions as an owner of Horizon Kinetics LLC. The Fund does not have an incentive fee arrangement. As of December 31, 2023, Mr. Bregman, through Horizon, is responsible for the oversight and management of 9 other registered investment companies with assets of $2.15 million, 9 other pooled investment vehicles with assets of $477 million, 2 non-pooled accounts in which the advisory fee is based on performance with assets of $0.56 million, and 911 other accounts with assets of $980 million. Mr. Bregman’s value of his ownership in the Fund was between $1 - $10,000 at December 31, 2023.

Peter Doyle serves as Co-Portfolio Manager of the Fund since 2021.

Mr. Doyle is Managing Director and co-founder of Horizon Kinetics Asset Management, LLC, the Investment Adviser to the Fund and a wholly owned subsidiary of Horizon Kinetics LLC. He is compensated by an annual salary and distributions as an owner of Horizon Kinetics LLC. The Fund does not have an incentive fee arrangement. As of December 31, 2023, Mr. Doyle, through Horizon, is responsible for the oversight and management of 10 other registered investment companies with assets of $2.43 billion, 8 other pooled investment vehicles with assets of $754 million in which the advisory fee is based on performance, and 113 other accounts with assets of $116 million. Mr. Doyle’s value of his ownership in the Fund was between $10,001 - $50,000 at December 31, 2023.

Item 9. Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934. Purchases of the Fund’s shares during the year ended December 31, 2023 by Affiliated Purchasers described in this paragraph are outlined in the table below.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares* (or Units) Purchased	(b) Average Price Paid per Share (of unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2023	8,252	$1.84	-	-
February 2023	7,847	1.78	-	-
March 2023	9,415	1.74	-	-
April 2023	7,772	1.78	-	-
May 2023	9,016	1.79	-	-
June 2023	12,926	1.81	-	-
July 2023	8,372	1.83	-	-
August 2023	10,665	1.85	-	-
September 2023	8,398	1.82	-	-
October 2023	8,824	1.86	-	-
November 2023	6,564	1.67	-	-
December 2023	1,814	1.70	-	-

*	Certain Affiliated Purchasers may own shares indirectly through other entities and disclaim beneficial ownership over all or a portion of their shares reported herein.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act. No such proposals were received.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Principal Financial Officer and Chief Executive Officer

Date: June 10, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the undersigned on behalf of the Fund and in the capacities and on the date indicated.

RENN Fund, Inc.

By:	/s/ Murray Stahl
Murray Stahl
Principal Financial Officer and Chief Executive Officer

Date: June 10, 2024